Exhibit 99.1


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual filing of GSI Technologies USA, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the period ended October 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, _________________ and __________________, the Chief
Executive Officer and Chief Financial Officer, respectively, of the Company, each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 4, 2003


Rene Arbic               _____________________
Rene Arbic, CEO               ________________, CFO


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